GOLDMAN SACHS TRUST II

Class A, Class C, Institutional, Investor, Class R, Class R6 and Class P Shares of the Goldman Sachs Multi-Manager Alternatives Fund (the “Fund”)

Supplement dated March 21, 2019 to the Prospectuses, Summary Prospectuses, and

Statement of Additional Information (“SAI”), each dated February 28, 2019

Effective April 5, 2019, Acadian Asset Management LLC (“Acadian”) will no longer be an Underlying Manager (investment subadviser) for the Fund. Accordingly, all references to Acadian in the Prospectuses, Summary Prospectuses and SAI are hereby deleted in their entirety as of that date. Although Acadian will no longer be an Underlying Manager as of such date, Goldman Sachs Asset Management, L.P. may allocate Fund assets away from Acadian prior to that date.

This Supplement should be retained with your Prospectuses, Summary Prospectuses, and SAI for future reference.

MMALTUMCHGSTK 03-19